UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM	8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: February 2, 2024
(Date of earliest event reported)
_________________________________________
BOWFLEX INC.
(Exact name of registrant as specified in its charter)
__________________________________________

Washington	001-31321	94-3002667
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

17750 S.E. 6th Way
Vancouver, Washington 98683
(Address of principal executive offices, including zip code)

(360) 859-2900
(Registrant's telephone number, including area code)

Nautilus, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, no par value	BFX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

BOWFLEX INC.
FORM 8-K

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 31, 2024, the Board of Directors (the “Board”) of Bowflex Inc. (the “Company”) approved the Bowflex Inc. Key Executive Compensation Plan (the “Executive Compensation Plan”) to enact a compensation program for certain senior level executives. The Board approved the Executive Compensation Plan in recognition of the significant benefits to the Company in compensating such executives to continue assisting the Company in its operations as it evaluates strategic alternatives and initiatives.

Pursuant to certain Award Agreements under the Executive Compensation Plan, the Company and certain members of the Company’s executive management team (the “Executives” and each an “Executive”), specifically, Jim Barr, Aina Konold, Alan Chan, John Goelz, and Becky Alseth, shall be bound to the terms and conditions of the Executive Compensation Plan upon execution of each Executive’s applicable Award Agreement.

The Executive Compensation Plan provides for a lump sum, one-time cash payment, less applicable tax withholdings, on the next administratively practicable payroll date following the date the Executive returns a countersigned Award Agreement to the Company (the “Award Payment Date”) in the following amounts: 48% of the current annualized base salary for Jim Barr; 61% of the current annualized base salary for Aina Konold; and 57% of the current annualized base salary for Alan Chan; and other Executive participants in the Executive Compensation Plan will be eligible for amounts based upon a percentage of the applicable Executive’s base salary (the “Executive Awards”).

The Executive Awards are subject to a “clawback” requirement, which provides that each Executive must repay the net (after-tax) amount of their Executive Award upon the occurrence of certain events as set forth in the Executive Compensation Plan.

The Executive Compensation Plan supersedes all oral or written plans, programs, agreements and policies of the Company and its affiliates with respect to the subject matter of the Executive Compensation Plan.

The foregoing description of the Executive Compensation Plan does not purport to be complete and is qualified in its entirety by reference to the full text of the Executive Compensation Plan, which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated herein by reference in their entirety.

Forward-Looking Statements

This Current Report on Form 8-K includes forward-looking statements (statements which are not historical facts) within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, express or implied forward-looking statements relating to the Company’s exploration of strategic alternatives and initiatives. You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. All of these forward-looking statements are subject to risks and uncertainties that may change at any time. Factors that could cause the Company’s actual expectations to differ materially from these forward-looking statements also include: weaker than expected demand for new or existing products; our ability to timely acquire inventory that meets our quality control standards from sole source foreign manufacturers at acceptable costs; risks associated with current and potential delays, work stoppages, or supply chain disruptions, including shipping delays due to the severe shortage of shipping containers; an inability to pass along or otherwise mitigate the impact of raw material price increases and other cost pressures, including unfavorable currency exchange rates and increased shipping costs; experiencing delays and/or greater than anticipated costs in connection with launch of new products, entry into new markets, or strategic initiatives; our ability to hire and retain key management personnel; changes in consumer fitness trends; changes in the media consumption habits of our target consumers or the effectiveness of our media advertising; a decline in consumer spending due to unfavorable economic conditions; risks related to the impact on our business of the COVID-19 pandemic or similar public health crises; softness in the retail marketplace; availability and timing of capital for financing our strategic initiatives, including being able to raise capital on favorable terms or at all; changes in the financial markets, including changes in credit markets and interest rates that affect our ability to access those markets on favorable terms and the impact of any future impairment. Additional assumptions, risks and uncertainties that could cause actual results to differ materially from those contemplated in these forward-looking statements are described in detail in our registration statements, reports and other filings with the Securities and Exchange Commission, including the “Risk Factors” set forth in our Annual Report on Form 10-K, as supplemented by our quarterly reports on Form 10-Q. Such filings are available on our website or at www.sec.gov. We undertake no obligation to publicly update or revise forward-looking statements to reflect subsequent developments, events, or circumstances, except as may be required under applicable securities laws.

Item 9.01	Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1	BowFlex Inc. Key Executive Compensation Plan
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOWFLEX INC.
(Registrant)

February 2, 2024	By:	/s/ Aina E. Konold
Date		Aina E. Konold
Chief Financial Officer
(Principal Financial Officer)